SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

SAIC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 19, 2009 SAIC, INC. Meeting Information

Meeting Type: Annual For holders as of: 4/20/09

Date: 6/19/2009 Time: 9:00 a.m. (local time) Location: SAIC Conference Center 1710 SAIC Drive McLean, Virginia

SAIC

SAIC, INC.

ATTN: STOCK PROGRAMS

10260 CAMPUS POINT DRIVE, M/S D-1 SAN DIEGO, CA 92121

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K ADDITIONAL SOLICITING MATERIALS

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BYTELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 6/5/09.

How To Vote

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy and voting instruction card.

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Voting Items

VOTE ON DIRECTORS - The Board of Directors recommends a vote FOR the nominees listed below. Election of 11 Directors

1. FOR all nominees listed below (EXCEPT as indicated to the contrary)

01) France A. Córdova 07) John P. Jumper 02) Kenneth C. Dahlberg 08) Harry M.J. Kraemer, Jr. 03) Jere A. Drummond 09) Edward J. Sanderson, Jr. 04) John J. Hamre 10) Louis A. Simpson 05) Miriam E. John 11) A. Thomas Young 06) Anita K. Jones

VOTE ON PROPOSAL 2 - The Board of Directors recommends a vote FOR Proposal 2.

2. Approval of a proposal to automatically convert each share of our class A preferred stock into one share of common stock. VOTE ON PROPOSAL 3 - The Board of Directors recommends a vote FOR Proposal 3.

3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010.

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